Property, Plant and Equipment	3 Months Ended
Mar. 31, 2022
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, Plant and Equipment
During the three months ended March 31, 2022, the Group acquired assets at a cost of £6,810,000, of which £3,903,000 related to assets under construction, £238,000 were additions to computer equipment, £172,000 were additions to office furniture and equipment and £2,497,000 were additions to plant and equipment, primarily laboratory equipment. The depreciation charge for the period was £594,000.

During the three months ended March 31, 2022, £1,180,000 was transferred from assets under construction to leasehold improvements which constituted costs relating to the fit-out of premises leased by the Group.
No disposals of property plant and equipment were made during the three months ended March 31, 2022.